COMMERCIAL PROPERTY LEASE

                                  BETWEEN

                           PILGRIM POULTRY G.P.
                                  LESSOR

                                    AND

                        PILGRIM'S PRIDE CORPORATION
                                  LESSEE





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                             TABLE OF CONTENTS


                         COMMERCIAL PROPERTY LEASE


     The "Lessor" under this agreement is:

                           Pilgrim Poultry G.P.
                          110 South Texas Street
                          Pittsburg, Texas 75686

     The "Lessee" under this agreement is:

                        Pilgrim's Pride Corporation
                                P.O. Box 93
                          Pittsburg, Texas 75686

     The Lessor hereby leases to the Lessee the commercial real and personal property described in this Lease and its attachments and schedules on the terms and conditions set forth in this Lease.

                                 ARTICLE 1

                      DESCRIPTION OF LEASED PROPERTY

     The real and personal property leased by the Lease is described in Schedule A, which is attached hereto and incorporated into this Lease.

                                 ARTICLE 2

                               TERM OF LEASE

     2.0.1. Initial  Term.   The initial term of this Lease is for a period
of ten (10) years as stated in Schedule B.

     2.02. Option to Renew. If an option to renew is set forth in Schedule B, Lessee may, at its option, renew the Lease by giving Lessor written notice not less than ninety (90) days prior to the expiration of the initial term stated in Schedule B. After proper notification of renewal, and after payment of the renewal rental, this Lease will be renewed for a period of five (5) years at the renewal rental stated in Schedule B, but the other provisions and conditions of this Lease will continue unchanged.

     2.03. Effect of Holding Over. If Lessee retains possession of the property leased by this agreement after the expiration of the Lease term and does not renew the term of the lease as provided in Paragraph 2.02 above, this retention of the property will be deemed to constitute a further lease of the property for a period of one (1) year at the rental of $65,000.00 per month. In the event of such a holdover, all the other provisions and conditions of this Lease continue unchanged.

                                 ARTICLE 3

                            PAYMENTS BY LESSEE

     3.01. Rental Payments. The amount of monthly rental payments are stated in Schedule B. Rental payments shall be made to Lessor's address, as set forth above, or to any other place that may be designated by Lessor or its assignees. All rental payments are due and payable in advance on the first day of each month during the term of this Lease. Any rental payments not made by Lessee within ten (10) days of its due date are subject to a late charge of ten percent (10%) of the amount not paid when due.

                                 ARTICLE 4

                              USE OF PROPERTY

     4.01. Rights of Lessee. Lessee is entitled to the use, operation, possession, and control of the leased property during the Lease term, provided Lessee is not in default of any provision of the Lease, and subject to any security interest Lessor may have given or may give to any third party during the Lease term. Lessee shall employ and have absolute control, supervision, and responsibility over any operators or users of the property, including its own employees, agents and independent contractors.

     4.02. Duties of Lessee.

          (a) Lessee shall use the leased property in a careful and proper manner. Lessee agrees that the leased property will be used in accordance with all customary industry standards, by competent and fully qualified personnel only. Lessee agrees to reimburse Lessor in full for all damage to the property arising from any misuse or negligent act by Lessee, its employees, its agents or any independent contractors.

          (b) Lessee shall not permit any of the leased property to be operated or used in violation of any applicable federal, state, or local statute, law, ordinance, rule, or regulation relating to the possession, use, or maintenance of the property. Lessee will indemnify and hold Lessor harmless from all liabilities, fines, forfeitures, or penalties for violations of any statute, law, ordinance, rule, or regulation of any duly constituted public authority.

     4.03. Commercial Use Limitation. Lessee represents and warrants that the leased property equipment will be used for commercial or business purposes only.

                                 ARTICLE 5

         MAINTENANCE, REPAIRS, AND ALTERATIONS PERFORMED BY LESSEE

5.01. Maintenance and Repairs. Lessee assumes all obligation and liability concerning possession of the property, and for its use, operation and condition, real and personal during the lease term. Lessee shall, at Lessee's expense, maintain the property in good condition and proper order, excepting reasonable wear and tear resulting from the ordinary use of the property. Lessee shall, at Lessee's expense, provide all upkeep, parts, mechanisms, and devices required to keep the leased property in good repair, condition, and running order. Lessor has no liability or obligation of any kind to provide service, maintenance, repairs, or parts for the leased property.

     5.02. Alterations. Lessee shall not make any alterations, additions, or improvements to the property or equipment (other than those required to keep the property in good condition and proper order as described in Paragraph 5.01) without the prior written consent of Lessor.

     5.03. Accessions. All installations, additions, replacements, and substitutions of parts or accessories with respect to any of the property or equipment under this Lease shall constitute accessions. All accessions become part of the leased property, are thus owned by Lessor and are subject to the terms of this Lease.

     5.04 Operating Lease Agreements. Lessee assumes and agrees to timely pay any and all monthly and quarterly payments required under current and future operating lease agreements as they occur, including the timely exercise and payment of any residual amounts on leased property as they come due.

     5.05 Purchases of New and Additional Property. Upon agreement with the Lessor, Lessee agrees to purchase or replace depreciated and/or obsolete property in a timely fashion. Lessor agrees to finance the purchase of such property or properties utilizing operating leases, the payment for which shall be made by Lessee as in Section 5.04. A description of all such purchases shall be added to Schedule B in a contemporaneously manner, not less than annually.

                                 ARTICLE 6

                            OPERATING EXPENSES

     THIS IS A TRIPLE NET LEASE. Lessee agrees to pay for all expenses of operating the leased property, including but not limited to utilities, licenses, registration, and all other charges in connection with the operation of the real and personal property.

                                 ARTICLE 7

                          TAXES AND OTHER CHARGES

7.01. Lessee's Obligation To Pay Taxes. Lessee is liable for and required to pay, on or before their due dates, all sales and use taxes, real and personal property taxes, and any other direct or indirect taxes or governmental charges imposed on the leased property or based on the amount of rent paid under this Lease or assessed in connection with this Lease. The term "direct taxes" includes all taxes, except income taxes and franchise taxes of Lessor, imposed by any federal, state, county, municipal, or other governmental authority. Lessee shall promptly notify Lessor and send Lessor copies of any notices, reports, and inquiries received by Lessee from taxing authorities concerning taxes, fees, charges, or other assessments received by Lessee.

     7.02. Lessee's Obligation for Other Charges. Lessee shall be liable for any fees for licenses, registrations, permits, certificates of title, and other certificates as may be required for the lawful operation of the leased property. All certificates of title shall initially be applied for in the State of Texas in the name of Lessor, as owner, and Lessee shall deliver them to Lessor.

     7.03. Taxes Required To Be Paid by Lessor. If any taxing authority requires that a tax or charge, as set forth in Paragraphs 7.01 and 7.02, be paid to the taxing authority directly by Lessor, Lessee shall, on notice from Lessor, pay to Lessor the amount of the tax or charge, together with the next rent installment.

     7.04. Contested Taxes. Lessee shall have the right, at Lessee's own expense, to contest the validity or amount of any tax or charge referred to in Paragraphs 7.01 and 7.02, if Lessee does so by legal proceedings promptly instituted and diligently conducted. Lessee shall pay the tax or charge in question before initiating any proceedings. If taxes or charges are reduced or canceled, Lessee will be entitled to the refund of any amount previously paid by Lessee, unless Lessee is in default under the Lease.

                                 ARTICLE 8

                  LESSOR'S RIGHT OF INSPECTION AND REPAIR

     8.01. Inspections. Lessor shall have the right to enter the premises for the purpose of inspecting the real and personal property in order to ascertain its condition and manner of use. Such inspection may be made by Lessor at its discretion, at all times during Lessee's regular business hours and otherwise upon one (1) day's prior notice to Lessee.

     8.02. Repair Remedy. If Lessor's inspection of the leased property, as described in Paragraph 8.01, reveals that any property covered by this Lease is not being properly maintained or utilized according to the provisions of this Lease, Lessor shall have the right, but not the obligation, to have the property repaired or maintained at the expense of Lessee.

                                 ARTICLE 9

                                 OWNERSHIP

     9.01. No Sale or Security Interest Intended. This Agreement constitutes a lease of the property described in Schedule A, and is not a sale or the creation of a security interest in the leased property. Lessor at all times retains sole ownership and title to the leased property, and Lessee does not have and will not, at any time, acquire any right, title, equity, or other interest in the property, except the right to possession and use as provided for in this Agreement.

9.02. Identification Markings. Lessor has the right to place and maintain, on the exterior or interior of each piece of leased property, the following inscription:

     This is the sole and exclusive property of Pilgrim Poultry G.P., whose address is 110 South Texas Street, Pittsburg, Texas 75686.

If this Lease is assigned by Lessor, the assignee will have the same right to place and maintain an inscription as does Lessor. Lessee shall not remove, obscure, deface, or obliterate the inscription or permit any other person to do so.

     9.03. Right of First Refusal. Lessee shall have the right of first refusal during the term of this Lease, and any extension or renewal thereof, in the event Lessor receives an offer to purchase the leased property. Such right of first refusal shall exist for a thirty (30) day period following written notification by Lessor of the third party offer and Lessor's intention to accept such offer.

                                ARTICLE 10

                 INVESTMENT TAX CREDIT RETAINED BY LESSOR

     Any right to any future investment tax credit permitted under the Internal Revenue Code is reserved to Lessor and shall not pass through or be transferred to Lessee in any manner.

                                ARTICLE 11

                       INDEMNIFICATION AND LIABILITY

     11.01. Risk of Loss and Liability Assumed by Lessee. Lessee assumes all risk and liability for the loss of or damage to the leased property, for the death of or injury to any person or property of another, and for all other risks and liabilities arising from the use, operation, condition, and possession of the leased real and personal property. Nothing in this Lease authorizes Lessee or any other person to inhabit, maintain or operate any of the leased property so as to impose any liability or other obligation on Lessor.

     11.02. Lessee's Duty to Indemnify. Lessee agrees to indemnify, defend, and hold harmless Lessor, its agents, employees and contractors from all claims, loss, or damage Lessor may sustain for any of the following reasons:

          (a) Loss of, or damage to, any of the leased property by any cause.

          (b) Injury to, or death of, any person, including but not limited to agents, employees or contractors of Lessee.

          (c) Damage to any property arising from the use, possession, selection, delivery, return, condition, or operation of any of the leased property.

11.03. Liability for Fines and Penalties. Lessee has sole liability for, and must reimburse Lessor for, all expenses, losses, liabilities, fines, penalties, and claims of every type due to Lessee's sole negligence, including reasonable attorney's fees, occasioned or imposed by any governmental or regulatory agency or entity by virtue of Lessee's use or operation of any of the leased property, or because of the failure by Lessee to perform any of the Lease terms. Lessee will also pay interest at the legal rate or ten percent (10%) from the day any such payment is made by Lessor until the date Lessor is reimbursed by Lessee.

     11.04. Obligations Survive Lease Term. The indemnities, assumptions of risk, liabilities, and obligations of Lessee arising under this Lease will continue in effect after the termination of the Lease, regardless of the reason for termination to the extent such indemnities, assumption of risk, liabilities and obligations arose during the lease term.

     11.05. Obligations Satisfied by Insurance. The indemnities, assumptions of risk, liabilities, and obligations of Lessee arising under this Lease may be excused only to the extent that they are covered by the insurance policies described in Article 13 of this Lease. Any payment received by Lessor from an insurance carrier shall be set off against the obligations described in this Article 11.

                                ARTICLE 12

                  INCIDENTAL DUTIES IN CASE OF ACCIDENT,
                      LOSS OF, OR DAMAGE TO PROPERTY

     12.01. Notification to Lessor. If any property under this Lease is damaged, lost, stolen, or destroyed as a result of its operation, use, maintenance, or possession, Lessee shall promptly notify Lessor of the occurrence and shall file all necessary accident reports, including those required by law and those required by interested insurance companies.

     12.02. Cooperation in Defense of Claims. Lessee and its employees, agents and contractors must cooperate fully with Lessor and all insurers providing insurance under this Lease in the investigation and defense of all claims or suits. Lessee must promptly deliver to Lessor all papers, notices, and documents served on, or delivered to Lessee or its employees and agents in connection with any claim, suit, action, or proceeding at law or in equity commenced or threatened against Lessee or Lessor concerning the leased property.

                                ARTICLE 13

                                 INSURANCE

     13.01. Lessee's Obligation to Maintain Casualty Insurance. Subject to customary self-insurance policies, Lessee agrees to maintain in full force and effect against loss, theft, damage, or destruction of the leased property. This insurance shall be at Lessee's sole cost and expense, and shall name Lessee as an insured, additional insured, or loss payee. The insurance must be in an amount not less than the total rent payable under this Lease or the replacement cost of the leased property.

     13.02. Lessee's Obligation to Maintain Liability Insurance. Subject to customary self-insurance policies, Lessee agrees to carry public liability and property damage insurance, issued by companies satisfactory to Lessor, insuring the interests of Lessor, Lessee, and their authorized agents, employees and independent contractors against all claims that may arise during the term of this Lease that are in any way connected with the ownership, possession, operation, or use of the leased property. This insurance shall be at Lessee's sole cost and expense, and shall name Lessor as an insured or additional insured, in reasonable amounts agreeable to both parties.

     13.03. Insurance Certificate. Lessee agrees to have insurers furnish to Lessor, no later than five (5) days prior to the date on which the property is delivered to Lessee, and no later than five (5) days prior to the expiration date of any existing insurance, a certificate evidencing the insurance coverage required under Paragraphs 13.01 and 13.02. The insurance policies must provide that the insurer will not cancel or materially modify the insurance except on thirty (30) days' advance written notice to Lessor.

     13.04. Consequences of Failure to Insure. Any failure on the part of the Lessee to procure, maintain, or renew the required insurance shall constitute a default. In the event of such default, Lessor may, but is not obligated to, obtain insurance for Lessee and at the expense of Lessee, without prejudice to any other rights Lessor may have under this Lease.

     Lessee further agrees to indemnify and hold harmless Lessor, its agents, employees and contractors from and against any loss, liability, and expense, including reasonable attorney's fees, because of Lessee's failure to comply with any terms, provisions, and conditions of any insurance policy insuring Lessor and Lessee, or because of Lessee's failure to comply with the terms and provisions of this Article.

                                ARTICLE 14

                                ASSIGNMENT

     14.01. Assignment by Lessor. Lessor may assign this Lease or any rights under it at any time without Lessee's consent. If Lessor does make an assignment, Lessor's assignee shall have all of the rights, powers, privileges, and remedies of Lessor set forth in this Lease. Lessee shall be obligated to any assignee of Lessor only after written notice of the assignment is delivered or mailed to Lessee, either by Lessor or Lessor's assignee, by first class mail at Lessee's address listed in this Lease.

     14.02. Assignment or Subletting by Lessee. Lessee may assign all of the rights and benefits of this Lease, but Lessor shall not be obligated to any assignee of Lessee unless Lessor has given its prior written consent to such assignment. Lessor's consent to an assignment will not be withheld unreasonably.

14.03. Waiver of Defenses. Any assignment of rights under this Lease by Lessee constitutes a waiver by Lessee of any and all claims or defenses of any kind arising out of this Lease that Lessee may have against Lessor at the time of assignment. Any assignee of Lessee is bound by the waiver of Lessee and is barred from asserting any claim or defense so waived by Lessee.

     14.04. Assumption and Retention of Liabilities. Any assignee of Lessee shall assume any and all obligations under this Lease of Lessee to Lessor, regardless of whether any obligation arose before or after the assignment. The assumption of liability by Lessee's assignee under this provision shall not excuse Lessee from any obligation under this Lease, regardless of whether the obligation in question arose before or after the assignment.

                                ARTICLE 15

               CIRCUMSTANCES CONSTITUTING DEFAULT BY LESSEE

     Lessor may, at its option, declare Lessee in default by giving Lessee written notice of default on the occurrence of any of the following events:

          (a) Failure by Lessee to make rental payments or perform any other of its obligations as set forth in this Lease.

          (b) Expiration or cancellation of any insurance policy to be paid for by Lessee as provided for in Article 13 of this Lease.

          (c) Involuntary transfer of Lessee's interest in this Lease by operation of law.

          (d) Lessee's assignment of any interest in this Lease that is not authorized by Article 14.

          (e) Institution by or against Lessee of any proceedings in bankruptcy or insolvency, or the reorganization of Lessee under any law, or the appointment of a receiver or trustee for the property and/or goods and chattels of Lessee, or any assignment by Lessee for the benefit of creditors.

                                ARTICLE 16

               RIGHTS, REMEDIES, AND OBLIGATIONS ON DEFAULT

     16.01. Lessor's Rights and Remedies. If the Lessee defaults, and if a notice of default is given as specified in Article 15 and the default remains uncorrected for ten (10) business days, Lessor may exercise any one or more of the following remedies:

          (a) Termination of the Lease and Lessee's rights under this Lease as to any or all items of leased property.

     (b) A declaration that all due but unpaid rent and all other charges due under the Lease are due and payable immediately, and that Lessor is entitled to this balance together with interest at the rate of one and one-half percent (1 1/2 %) per month from the date of notification of default to the date of payment.

          (c) Repossession of the property without legal process, free of all rights of Lessee in and to the property. By this provision, Lessee expressly authorizes Lessor or Lessor's agent to enter any premises owned or controlled by Lessee, or Lessee's agents and assigns, for the purpose of repossessing the leased property. Lessee specifically waives any right of action Lessee might otherwise have arising out of the entry and repossession, and releases Lessor from any claim for trespass or damage caused by reason of the entry or repossession.

     16.02. Lessee's Obligation for Lessor's Costs and Attorney's Fees. If Lessee defaults,
Lessee shall reimburse Lessor for all reasonable expenses of repossession and enforcement of Lessor's rights and remedies, together with interest at the rate of one-half percent (1 1/2 %) per month until the date of payment. Notwithstanding any other provisions of this Lease, if Lessor places all or any part of Lessor's claim against Lessee in the hands of an attorney for collection, Lessee shall pay Lessor's reasonable attorney's fees.

     16.03. Remedies Cumulative. The remedies of Lessor set forth in this Article are cumulative to the extent permitted by law and may be exercised partially, concurrently, or separately. The exercise of one remedy does not preclude the exercise of any other remedy.

     16.04. Failure to Enforce Not Waiver. Any failure or delay on the part of Lessor to exercise any remedy or right under this Lease is not a waiver. The failure of Lessor to require performance of any of the terms, covenants, or provisions of this Lease by Lessee shall not constitute a waiver of any of the rights under the Lease. No single or partial exercise by Lessor of any remedy or right shall preclude any other or further exercise of that remedy or right or the exercise of any other rights or remedies. No forbearance by Lessor to exercise any rights or privileges under this Lease shall constitute a waiver, but all rights and privileges shall continue in effect as if no forbearance occurred. Acceptance by Lessor of rent or other payments made by Lessee after default shall not constitute a waiver of Lessor's rights and remedies arising from Lessee's default.

     16.05. Forfeiture of Lessee's Interest on Default. If Lessee defaults for any reason and this Lease is terminated and the leased property repossessed, Lessee and Lessee's successors in interest shall have no right, title, or interest in the leased property, its possession, or its use. Lessor shall retain all rents and other payments of any kind made by Lessee under this Lease.

                                ARTICLE 17

                            SALE OR ENCUMBRANCE

17.01. Sale or Disposal Prohibited. Lessee may not part with possession or control of any of the leased property. Nor may Lessee sell, mortgage, or attempt to sell or mortgage any of the leased property. Lessee may not otherwise dispose or attempt to dispose of any leased property or any of the interest under this Lease except as permitted by Article 14 of this Lease. On the occurrence of any of these events, Lessee will be in default.

     17.02. Encumbrance Prohibited. Lessee may not pledge, encumber, create a security interest in, or permit any lien to become effective on any of the leased property. On the occurrence of any of these events, Lessee will be in default.

     Lessee shall promptly notify Lessor of any liens, charges, or other encumbrances of which Lessee has knowledge. Lessee shall promptly pay or satisfy any obligation from which any lien or encumbrance arises. Lessee shall deliver to Lessor appropriate satisfactions, waivers, or evidence of payment of any lien or encumbrance.

                                ARTICLE 18

                 RETURN OF PROPERTY ON EXPIRATION OF LEASE

     18.01. Lessee's Duty to Return. On the expiration of the lease term, or on any earlier termination of this Lease, Lessee shall return all of the leased property to Lessor in good repair and condition, less normal wear, tear, and depreciation.

     18.02. Right of Lessor to Repossess. If Lessee fails or refuses to return the property to Lessor at the expiration of the lease term or at some earlier termination of this Lease, Lessor shall have the right to take possession of the property without legal process, free of all rights of Lessee in and to the property. By this provision, Lessee expressly authorizes Lessor or Lessor's agent to enter any of the premises owned or controlled by Lessee, or Lessee's agents and assigns, for the purpose of repossessing the leased property. Lessee specifically waives any right of action Lessee might otherwise have arising out of the entry and repossession, and releases Lessor from any claim for trespass or damage caused by reason of the entry, repossession, or removal.

                                ARTICLE 19

                              PURCHASE OPTION

     At any time after one month from the date the lease term commences, but not later than the date fixed in Schedule B for the expiration of the term of this Lease, if Lessee has duly made all payments required under this Lease, Lessee will have the right, at its option, to purchase the Property at its market price at the time of the exercise of the option. For purposes of this purchase option, the market price shall be determined by an independent appraiser appointed by Lessor and Lessee.

     If Lessee exercises this option, Lessor shall, upon payment of the purchase price, execute and deliver to Lessee all documents necessary and proper to effect transfer of ownership of the property to Lessee, free and clear of all encumbrances, security interests, and liens. If lessee pays the full agreed purchase price, this Lease shall be terminated as to any property so purchased by Lessee, and no further rents will be due for the property.

                                ARTICLE 20

                            GENERAL PROVISIONS

     20.01. Notices. All notices required to be given under this Lease shall be in writing. Notices under this Lease will be deemed duly served and given when either (a) personally delivered to the party or the designated agent of the party to whom they are directed; or (b) deposited in the United States mail, certified or registered mail with postage prepaid, addressed to the party at the address given for the party in this Lease.

     20.02. Change of Address. Either party may change its address for the purpose of this Lease by giving written notice of the changed address in the manner specified in Paragraph 20.01.

     20.03. Amendment, Modification, and Waiver. This Lease may not be amended, modified, or altered in any manner except in a writing signed by the parties. No covenant or condition of this Lease may be waived except by the written consent of Lessor. Any such written waiver of any term of this Lease is effective only in the specific instance and for the specific purpose given.

     20.04. Additional Real Property Added to Lease. Additional real property may, from time to time, be added as the subject matter of this Lease as agreed by the parties. The addition of real property to the terms and conditions of this Lease may be accomplished only by means of a written amendment to Schedules A and B. An amendment to Schedules A and B must be prepared, describing the additional real property, the monthly rental for the additional real property, and the term of the leasing period for the additional real property. The addition of real property is effective only when the written amendment to Schedules A and B described in this paragraph is signed by the parties to this Lease.

     20.05. Entire Agreement. This Lease and the attached Schedules A and B (which are incorporated by reference and made an integral part of this Lease) constitute the entire agreement between the parties. No agreements, representations, or warranties other than those specifically set forth in this Lease or in Schedules A and B are binding on any of the parties.

     20.06. Choice of Law. This Lease has been executed and delivered in the State of Texas and shall be interpreted under and construed in accordance with the law of Texas. It is agreed that Texas law will control the validity of and the obligations created by this Lease.

     20.07. Severability. If one or more of the provisions of this Lease, or the application of any provision to any party or circumstance, is held invalid, unenforceable, or illegal in any respect, the remainder of this Lease and the application of the provision to the other parties or circumstances shall remain valid and in full force and effect.

20.08. Heirs and Successors. This Lease and each of its provisions shall be binding on and inure to the benefit of the respective heirs, assignees, executors, administrators, trustees, and successors of the parties. Nothing in this paragraph may be construed as a consent by Lessor to any assignment by Lessee of any interest this Lease except as provided in Article 14 of this Lease.

     20.09. Time of Essence. Time is of the essence in this Lease and in each provision contained in it. Each provision of this Lease is agreed by the parties to be a material, necessary, and essential part of this Lease.

     20.10. Mandatory Arbitration. Any controversy or claim, including any claim of misrepresentation, arising out of or related to this Lease or breach of this Lease must be settled by arbitration. The arbitration will be conducted by a single arbitrator under the then current rules of the American Arbitration Association, provided that the arbitrator shall be chosen from a panel of persons knowledgeable in the business of egg production. The decision and award of the arbitrator shall be final and binding, and the award so rendered may be entered in any court having jurisdiction. The arbitration will be held and the award deemed to be made in Pittsburg, Texas.

     Dated:   December 29, 2000.

LESSOR:                            LESSEE:

PILGRIM POULTRY G.P.                    PILGRIM'S PRIDE CORPORATION


By:_________________________________
By:___________________________________
     Lonnie Bo Pilgrim                       Clifford   E.   Butler,   Vice
Chairman

                                SCHEDULE A

                          DESCRIPTION OF PROPERTY


     1.   The Real Property to which this Schedule and Lease applies is:

                               Attachment 1

     2. The Personal Property to which this Schedule and Lease applies is:

                               Attachment 2

                                SCHEDULE B

     1. Term. The term of this Lease commences on December 31, 2000. Unless this Lease is terminated earlier for cause or by means of a mutual, signed amendment to the Lease, the term of this Lease expires on December 30, 2011.

     2. Rent. The total rent for the property in this Lease is $7,500,000. Except as otherwise provided in the Lease or in this Schedule, the rent shall be payable in 120 monthly installments of $62,500 each, commencing on the last day of December, 2000, and continuing on the last day of each succeeding month until the total sum has been paid in full.

     3. Renewal Option. Lessee may renew the Lease for the property in this Lease for a five (5) year term on expiration of the original term specified in paragraph 1 of this Schedule. The rent for the renewal term shall be $65,000.00 per month. All other terms and conditions of the Lease and this Schedule B will apply during any renewal term.

     The option to renew set forth herein may be exercised by Lessee's written notice to Lessor not less than ninety (90) days before the expiration of the term of the Lease.

     Schedules  A  and  B  are  approved,   agreed,  attached  hereto,  and
incorporated herein as an integral part of the Lease between the parties, dated December 29, 2000.

                                   LESSOR:

                                   PILGRIM POULTRY G.P.


                                   By:_________________________________
                                        Lonnie Bo Pilgrim


                                   LESSEE:

                                   PILGRIM'S PRIDE CORPORATION


                                   By:_________________________________
                                        Clifford E. Butler,
                                        Vice Chairman